SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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EQUITY/GLOBAL
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Scudder Global Fund
Fund #007










Semiannual Report
February 29, 2000

A fund seeking long-term growth of capital by investing at least 65% of its total assets in U.S. and foreign equities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

 4   Letter from the Fund's President

 6   Performance Update

 8   Portfolio Summary

10   Portfolio Management Discussion

15   Glossary of Investment Terms

16   Investment Portfolio

22   Financial Statements

25   Financial Highlights

26   Notes to Financial Statements

31   Officers and Directors

32   Investment Products and Services

34   Scudder Solutions

Scudder Global Fund
--------------------------------------------------------------------------------
ticker symbol SCOBX                                              fund number 007
--------------------------------------------------------------------------------

Date of Inception:  o    Technology and communications stocks outperformed
7/23/86                  across all of the global markets, while stocks in the
                         "Old Economy" sectors lagged substantially.
Total Net Assets as
of 2/29/00:         o    The portfolio remains balanced between stocks in both
$1.6 billion             the technology sector and the traditional economy, in
                         order to take advantage of the diverse long-term themes management sees unfolding in the global economy.

                    o The fund was awarded a 4-star overall rating by Morningstar(TM) for the period ended February 29, 2000.^1



1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of February 29, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Global Fund received 4 stars for the 3-, 5-, and 10-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Global Fund was rated among 1120, 663, and 129 international funds for the 3-, 5-, and 10-year periods, respectively, in its broad asset class. Not all Scudder funds receive 4 and 5 star ratings. Ratings are subject to change.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Stock markets around the world have soared to new heights over the past five years, promoting the development of a new equity culture in many parts of the world. There are several reasons why this has been so, but one of the most important factors is that vast changes have taken place in the global economy over the last decade. Governments have gradually recognized the importance of reform, corporations have grown leaner and more competitive, and the rise of the Internet has changed the way the entire world conducts business. Amidst this swirl of rapid change, the emergence of several important themes has provided astute investors with the opportunity to take advantage of these long-term shifts in the business environment.

Combining a broad vision of the global economy on one hand and the international research capabilities of Scudder Kemper Investments on the other, we strive to discern these powerful themes before they emerge, and invest in the companies most likely to benefit. The fund is positioned to take advantage of important trends such as outsourcing, restructuring, the growing power of the consumer, and the explosion of Internet traffic. Over time, we believe that a portfolio that focuses on companies that are poised to capitalize on such themes will provide steady performance in both bull and bear markets. We discuss areas of more opportunity on page 10.

Thank you for your continued investment in Scudder Global Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/William E. Holzer

William E. Holzer
President,
Scudder Global Fund

Performance Update
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                Scudder Global Fund      MSCI World Index*

           '90         10000                  10000
           '91         10676                  10299
           '92         11519                  10375
           '93         12104                  10472
           '94         15650                  13143
           '95         14517                  13115
           '96         18334                  16228
           '97         20849                  18407
           '98         25506                  22841
           '99         25529                  25743
           '00         32108                  30566

                          Yearly periods ended February

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                               Total Return
Period ended 2/29/2000         Growth of            Cumulative           Average
                                $10,000                                  Annual
--------------------------------------------------------------------------------
Scudder Global Fund
--------------------------------------------------------------------------------
1 year                         $  12,577               25.77%             25.77%
--------------------------------------------------------------------------------
5 year                         $  22,117              121.17%             17.20%
--------------------------------------------------------------------------------
10 year                        $  32,108              221.08%             12.37%
--------------------------------------------------------------------------------
MSCI World Index*
--------------------------------------------------------------------------------
1 year                         $  11,873               18.73%             18.73%
--------------------------------------------------------------------------------
5 year                         $  23,306              133.06%             18.42%
--------------------------------------------------------------------------------
10 year                        $  30,566              205.66%             11.81%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER GLOBAL FUND TOTAL RETURN (%) AND
MSCI WORLD INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                          Yearly periods ended February

--------------------------------------------------------------------------------------------
                1991    1992    1993    1994    1995    1996    1997    1998    1999   2000
--------------------------------------------------------------------------------------------
Fund Total
Return (%)       6.76    7.90    5.08    29.29  -7.24  26.29    13.72   22.34    .09  25.77
--------------------------------------------------------------------------------------------
Index Total
Return (%)       2.99     .74     .93    25.51   -.21  23.74    13.43   24.09  12.71  18.73
--------------------------------------------------------------------------------------------
Net Asset
Value ($)       18.93   19.39   19.86    25.14  22.90  27.78    29.64   30.37  27.38  30.36
--------------------------------------------------------------------------------------------
Income
Dividends ($)     .37     .31     .16      .24    .11    .25      .28     .88    .55    .20
--------------------------------------------------------------------------------------------
Capital Gains
Distributions ($) .83     .66     .34      .26    .34    .84     1.53    4.58   2.61   3.91
--------------------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)
                                                           The fund continues to
                                                             provide diversified
                                                         exposure to the world's
                                                           major equity markets.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

United States and Canada      38%
Europe                        34%
Japan                         21%
Pacific Basin                  3%
Africa                         2%
Latin America                  2%
-------------------------------------
                             100%
-------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)
                                                                 Holdings in the
                                                                     technology,
                                                             communications, and
                                                         media sectors generally
                                                                 provided strong
                                                              performance during
                                                                     the period.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Technology                    15%
Manufacturing                 13%
Metals and Minerals           12%
Financial                     11%
Communications                 9%
Energy                         9%
Media                          6%
Utilities                      6%
Health                         5%
Other                         14%
-------------------------------------
                             100%
-------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(18% of Portfolio)
                                                              The fund's top ten
                                                                holdings reflect
                                                        management's emphasis on
                                                              companies that are
                                                         well-positioned to take
                                                         advantage of changes in
                                                             the global business
                                                                    environment.

  1.     Canal Plus S.A.
         Provider of television programs

  2.     Reuters Group PLC
         International news and information agency

  3.     Sony Corp.
         Manufacturer of consumer electronic products

  4.     Siemens AG
         Electrical engineering and electronics company

  5.     Motorola, Inc.
         Manufacturer of telecommunications products and semiconductors

  6.     AT&T Corp. -- Liberty Media Group
         Holding company of entertainment networks

  7.     Oracle Corp.
         Database management software

  8.     Carlton Communications PLC
         Television post production products and services

  9.     Enron Corp.
         Producer of natural gas and electricity

 10.     Daiwa Securities Co., Ltd.
         Provider of brokerage and other financial services










For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               February 29, 2000

In the following interview, lead portfolio manager William E. Holzer discusses Scudder Global Fund's strategy and the market environment in the six-month period ended February 29, 2000.

Q: How have the global financial markets performed over the last six months?

A: The major stock indices have done exceptionally well, but their performance has obscured a bear market in many sectors of the global equity universe. Across the globe, stocks in the technology, telecommunications, and media sectors have rocketed to new highs, causing the valuations of many companies to soar to levels that are supported only by momentum factors, not fundamentals. The fact that this phenomenon is taking place in all of the world markets is an unusual event that signifies the growing importance of technology in the global economy. At the same time as these sectors have rallied, however, "Old Economy" stocks, such as those in the manufacturing, food, energy, and banking industries, have generally declined. In this sense, an individual's opinion of whether the past six months has been a bull or a bear market has been based entirely on what sector of the market he or she was invested in. For the fund it has been both, since we are invested in both technology and Old Economy stocks.

Q: How has the fund performed in this environment?

A: We are pleased to report that the fund has outperformed its benchmark amid an environment of heightened risk. Over the six-month period ended February 29, 2000, the fund returned 10.20%, which surpassed the 9.36% return of the MSCI World Index. Performance was helped by our position in technology related securities, which stood at 28% of net assets as of the end of the period, but our holdings in defensive issues and commodities producers dampened returns. The fund has been awarded a four-star overall rating by Morningstar(TM) for its risk-adjusted performance as of the same date.

Q: What is your view of the changes taking place in the global economy?

A: We feel that the economy has arranged itself along two "poles." At one pole technology-driven growth dominates, sparked by the building of the massive infrastructure for the high-speed broadband data communications required by the wired world. This has given rise to the new, Internet-based business models of new corporations or existing companies that are moving their businesses to Web-based models. These are represented by the myriad "dot-com" companies that have dominated the new issue markets in 1999, and those existing companies that are successfully restructuring to adopt and combine Internet-driven business models for their suppliers and customers.

At the other pole, there are companies -- such as the producers of raw materials -- that cannot pass costs through to their customers. In this area, outsourcing and consolidation dominate as capacity is reduced and mergers are executed. Cyclical companies are finally recovering from the inflation-driven thinking that was the legacy of the 70s and the prolonged growth of the 90s, and this has created investment opportunities in companies that are willing to embrace change and use capital prudently.

In between these two poles, companies with traditional business models are being squeezed in the pincers of technology-driven price deflation on one hand, and a stronger pricing environment for commodities producers on the other. These are the companies that we believe will have difficulty adjusting to the realities of the New Economy.

Q: How has this translated into investment themes for the fund?

A: In managing the portfolio, we employ a theme-based approach that identifies long-term developments in the global economy, and seeks to invest in the companies best-positioned to capitalize on these themes. We have employed a "barbell" approach that focuses on investing in companies at the two poles of the global economy, and avoiding those in the middle. On the pole of technology- driven growth are the themes we call "The Empowered Consumer" and "Virtuality," two concepts that provide the fund with exposure to the rapid growth of the tech sector. The Empowered Consumer focuses on companies that are enabling consumers to take advantage of the Internet. Included in this category are makers of consumer devices (Motorola, Sony, and Sun Microsystems), providers of Internet access (Nextel, BCE, Inc., and NTT Mobile), and content providers (Liberty Media, Canal Plus, and Carlton Communications). This segment of the portfolio, which made up 30.3% of net assets as of February 29, produced excellent performance over the period.

"Virtuality" is a theme that focuses on companies whose business strategies are moving to Internet-based models, as well as existing companies that are shifting their models in a positive direction. These companies are outsourcing their non-essential functions and retaining functions with the highest intellectual content and the highest value added for the firm. An example of a company that fits within this theme is Commerce One, which provides web-based enterprise procurement solutions that link buying and supplying organizations into real-time trading communities. Commerce One's technology, in addition to that of Oracle (also held under Virtuality), will be used to create an automated on-line parts exchange for Ford, GM, and DaimlerChrysler. This is a powerful example of the opportunities for Virtual companies to transform the Old Economy. Other companies that have done well for the fund under this theme are Enron, IBM, Oracle, and Sabre. Overall, our holdings under the "Virtuality" theme contributed strongly to fund performance.

Q: You noted that some of the fund's holdings in "Old Economy" stocks hurt performance. Which of the fund's themes emphasize this area of the market?

A: Two themes that we have discussed in past reports have been hurt by the recent market environment. The first is the "Ultimate Subcontractor," which invests in commodity producing companies that are poised to benefit from increasing price advantages and faster global growth. The second is "Secure Streams of Income," which provides defensive exposure through its positions in power and infrastructure utilities. Many of the stocks we hold under these themes have been hurt by the rising interest rate environment before their high-priced peers in the tech sector. They have also languished as investors' attention has been focused almost exclusively on growth stocks. Although the poor recent performance of stocks we hold under these two themes has hampered fund returns, they remain strategically important to the portfolio as volatility in the global markets continues to rise. We believe that since the valuations of New Economy companies have reached what we see as vulnerable levels, it is a good time to pare back on our technology holdings and take advantage of the outstanding values among well-positioned industrial stocks.

Q: What is your outlook for the global markets through the remainder of 2000?

A: We strongly believe that the fundamental changes that are taking place in the global economy are positive for stock prices. On the public sector level, governments are recognizing the need to support reforms, cut taxes, and let the free market eliminate inefficiencies in the economy. On the corporate level, restructuring and consolidation continue to reduce costs and spur increased profit growth. Despite the existence of these important long-term themes, we are concerned about the euphoria that has lifted the technology sector worldwide. While the fundamentals are indeed strong for many of the top companies in this area, there are just as many companies whose stock prices are not being supported by tangible earnings. In our view, investors who are chasing momentum by overloading their portfolios with technology stocks are taking an undue risk at this juncture. For that reason, we will seek to participate in the tremendous growth of the industry by investing only in the tech stocks that we believe are positioned for strong earnings over the long-term. In addition, we will continue to diversify the portfolio by capitalizing on the value opportunities in areas of the market that are out of favor. We believe that diversification will become even more critical to long-term performance as we move through 2000 and beyond.

Glossary of Investment Terms
--------------------------------------------------------------------------------

     Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

Defensive Securities  Stocks and bonds that are more conservative than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

           Deflation  A decline in the prices of goods and services. The opposite of inflation, deflation usually has a negative effect on output and employment.

     Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount (c)    Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 4.6%
--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, 5.75%, to be repurchased
   at $73,377,718 on 3/1/2000 (Cost $73,366,000)** ...   73,366,000   73,366,000

--------------------------------------------------------------------------------
Bonds 5.6%
--------------------------------------------------------------------------------

Germany 2.4%
Federal Republic of Germany, 4%, 3/17/2000 .........EUR  39,800,000   38,464,698
                                                                    ------------

United States 3.2%
U.S. Treasury, Principal only certificate,
   2/15/2019 .......................................    162,130,000   49,608,537
                                                                    ------------

Total Bonds (Cost $89,104,196)                                        88,073,235

--------------------------------------------------------------------------------
Participating Loan Notes 0.4%
--------------------------------------------------------------------------------

Luxembourg
Eurotunnel Finance Ltd., Step-up Coupon, 1%
   to 12/31/2005, 1% plus 26.45% of net available
   cash flows to 4/30/2040 (Cost $6,183,494) .......       4,617(d)    6,246,935


                                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 89.4%
--------------------------------------------------------------------------------

Australia 2.6%
Broken Hill Proprietary Co., Ltd. (Petroleum, mineral
   and steel exploration and production) .............. 1,333,800     13,275,180
WMC Ltd. (Mineral exploration and production) ......... 3,268,451     12,371,805
Woodside Petroleum, Ltd. (Producer of oil and gas) .... 2,763,700     15,896,939
                                                                    ------------
                                                                      41,543,924
                                                                    ------------
Brazil 1.7%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus
   kraft pulp) ........................................   605,400     12,675,563

    The accompanying notes are an integral part of the financial statements.

                                                                                   Shares       Value ($)
---------------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce* (Diverse mining and
   industrial complex) .....................................................       554,300    14,735,351
                                                                                            ------------
                                                                                              27,410,914
                                                                                            ------------
Canada 4.1%
BCE, Inc. (Telecommunication services) .....................................       171,400    18,666,391
Barrick Gold Corp. (Gold exploration and production
   in North and South America) .............................................       881,700    14,382,731
Canadian National Railway Co. (Railroad operator) ..........................       338,600     7,900,200
Manulife Financial Corp. (Provider of financial services) ..................     1,328,500    16,391,060
Teleglobe Inc. (Provider of telecommunication services) ....................       289,600     7,355,776
                                                                                            ------------
                                                                                              64,696,158
                                                                                            ------------
China 0.2%
American Standard China "B"* (Plumbing products) (b) .......................           526     3,419,000
                                                                                            ------------

France 6.3%
Aventis S.A. (Pharmaceutical company) ......................................       367,921    18,845,588
Canal Plus S.A. (Provider of television programs) ..........................       119,195    33,752,419
Compagnie de Saint-Gobain (Glass manufacturer) .............................         9,967     1,391,911
Eurotunnel S.A.* (Channel Tunnel consortium) ...............................     9,042,631    11,186,237
Suez Lyonnaise des Eaux S.A. (Water and electric utility) ..................        97,455    16,105,696

STMicroelectronics N.V. (Manufacturer of semiconductor
   integrated circuits) ....................................................        88,772    17,673,497
                                                                                            ------------
                                                                                              98,955,348
                                                                                            ------------
Germany 6.7%
Allianz AG (Multi-line insurance company) ..................................        18,057     6,320,818
BASF AG (International chemical producer) ..................................       424,799    19,439,394
Bayer AG (Chemical producer) ...............................................       362,562    15,154,711
Muenchener Rueckversicherungs-Gesellschaft AG
   (Registered) (Insurance company) ........................................        41,231    11,587,708
Schering AG (Pharmaceutical and chemical producer) .........................       143,705    17,346,568
Siemens AG (Electrical engineering and electronics
   company) ................................................................       166,768    29,897,570
Thyssen Krupp AG (Manufacturer of building and industrial
   steel materials) ........................................................       160,640     3,889,025
                                                                                            ------------
                                                                                             103,635,794
                                                                                            ------------
Hungary 0.3%
The First Hungary Fund Limited "A"* (Investment
   company) ................................................................         3,619     5,157,075
                                                                                            ------------

Japan 20.0%
Asahi Chemical Industry Co., Ltd. (Producer of synthetic
   fibers, industrial chemicals, petrochemicals, plastics,
   rubber, and food products) ..............................................     1,409,000     8,305,550

    The accompanying notes are an integral part of the financial statements.

                                                                                     Shares   Value ($)
-----------------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical
   company) ................................................................       802,000    12,237,602
DDI Corp. (Long distance telephone and cellular operator) ..................         1,182    10,950,409
Daiei Inc. (Producer of foods, clothing, household items,
   furniture, and toiletries) ..............................................     1,692,000     5,931,989
Daiwa Securities Co., Ltd. (Provider of brokerage and
   other financial services) ...............................................     1,571,000    24,899,137
Fujitsu, Ltd. (Manufacturer of computers) ..................................       425,000    14,089,464
Matsushita Electric Industrial Co., Ltd. (Manufacturer of
   consumer electronic products) ...........................................       485,000    14,096,276
Mitsubishi Estate Co., Ltd. (Real estate company) ..........................     1,068,000     9,331,662
Mitsui Fudosan Co., Ltd. (Real estate company) .............................       984,000     7,882,725
NEC Corp. (Manufacturer of telecommunication and
   computer equipment) .....................................................       856,000    19,087,012
NTT Mobile Communications Network, Inc. (Provider of
   various telecommunication services and equipment) .......................           462    18,589,101
Nichii Gakkan Company (Provider of hospital
   administrative services) ................................................        25,500     3,775,204
Nikko Securities Co., Ltd. (Securities broker and dealer) ..................       352,000     4,530,282
Nippon Telegraph & Telephone Corp. (Provider of
   telecommunication services) .............................................           919    12,687,375
Nomura Securities Co., Ltd. (Financial advisor, securities
   broker and underwriter) .................................................       459,000    12,923,706
Sakura Bank, Ltd. (Provider of banking services) ...........................     2,469,000    14,060,518
Sharp Corp. (Manufacturer of consumer and industrial
   electronics) ............................................................     1,132,000    23,647,593
Sony Corp. (CPS) (Manufacturer of consumer electronic
   products) ...............................................................       101,900    30,079,473
Sumitomo Metal Mining Co., Ltd. (Gold, nickel and
   copper mining company) ..................................................     1,427,000     3,369,846
TDK Corp. (Manufacturer of magnetic tapes and floppy
   discs) ..................................................................       100,000     9,545,867
Teijin, Ltd. (Manufacturer of polyester products) ..........................     1,752,000     6,858,420
Toray Industries, Inc. (Manufacturer of synthetic fibers,
   leather and polyester films) ............................................     1,633,000     5,191,190
Toshiba Corp. (Manufacturer of electric machinery) .........................     2,401,000    19,561,281
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of
   ethical drugs) ..........................................................       497,000    23,698,910
                                                                                            ------------
                                                                                             315,330,592
                                                                                            ------------
South Africa 2.1%
Anglo American Platinum Corp., Ltd. (ADR)
   (Platinum producer) .....................................................       568,986    15,960,057

    The accompanying notes are an integral part of the financial statements.

                                                                                   Shares       Value ($)
---------------------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (ADR) (Mines and markets
   platinum group metals) ..................................................       473,600    16,812,800
                                                                                            ------------
                                                                                              32,772,857
                                                                                            ------------
Switzerland 1.1%
Roche Holdings AG (Producer of drugs and medicines) ........................           856     9,268,264
Swisscom AG (Operator of telecommunication networks
   and network application services) .......................................        25,991     8,514,455
                                                                                            ------------
                                                                                              17,782,719
                                                                                            ------------
United Kingdom 15.3%
BOC Group PLC (Producer of industrial gases) ...............................       806,556    16,358,095
Cable and Wireless PLC (International telecommunication
   services in the United Kingdom and Hong Kong) ...........................       392,710     8,138,399
Carlton Communications PLC (Television post production
   products and services) ..................................................     2,333,031    26,311,881
Enterprise Oil PLC (Oil and gas exploration and
   production) .............................................................     1,166,447     5,886,661
Gallaher Group PLC (Manufacturer of tobacco products) ......................     1,523,576
                                                                                               6,064,540
Great Universal Stores PLC "A" (Catalog home shopping,
   retailing, finance and property investment) .............................     2,328,007    13,219,540
Lasmo PLC (Oil production and exploration) .................................     1,136,744     1,692,299
National Grid Group PLC (Owner and operator of electric
   transmission systems) ...................................................     1,960,468    15,266,513
National Power PLC (Electricity generation company) ........................     2,837,222
                                                                                              16,805,745
Prudential Corp. PLC (Provider of a broad range of
   financial services) .....................................................       665,608     9,819,708
Railtrack Group PLC (Operator of railway infrastructure) ...................       800,938
                                                                                               8,090,449
Reuters Group PLC (International news and information
   agency) .................................................................     1,461,758    32,902,092
Rio Tinto PLC (Mining company) .............................................     1,351,548    19,960,723
Royal & Sun Alliance Insurance Group PLC
   (Insurance company) .....................................................     2,280,935    12,402,808
Scottish Power PLC (Electric utility) ......................................     2,110,035    16,014,605
Shell Transport & Trading PLC (Petroleum company) ..........................     2,373,735    16,385,015
SmithKline Beecham PLC (Manufacturer of ethical drugs
   and health care products) ...............................................     1,212,226    13,633,167
Standard Chartered PLC (International banking group) .......................       253,890     3,589,234
                                                                                            ------------
                                                                                             242,541,474
                                                                                            ------------
United States 29.0%
AT&T Corp. (Telecommunication services) ....................................       321,801    15,909,037
AT&T Corp.-Liberty Media Group "A"* (Holding company
   of entertainment networks) ..............................................       523,476    27,351,621
Amerada Hess Corp. (Exploration, production and
   transmission of crude oil and natural gas) ..............................       194,800     9,849,575

    The accompanying notes are an integral part of the financial statements.

                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------
America Online, Inc.* (Provider of online computer
   services) ..............................................      152,200    8,979,800
Biogen, Inc.* (Biotechnology research and development
   company) ...............................................       35,940    3,879,274
CINergy Corp. (Holding company of electrical utilities in
   Ohio, Indiana and Kentucky) ............................      306,500    6,551,438
CSX Corp. (Railroad, integrated transportation systems
   and shipping container company) ........................      307,100    6,813,781
Cisco Systems, Inc.* (Manufacturer of computer network
   products) ..............................................       39,200    5,181,750
Commerce One, Inc.* (Provider of Web based, enterprise
   procurement solutions) .................................       47,900   10,005,113
Conoco, Inc. "A" (Explorer of crude oil, natural gas, and
   natural gas liquids) ...................................      704,800   13,523,350
EMC Corp.* (Manufacturer of enhancement products for
   computer systems) ......................................       40,900    4,867,100
Electronic Data Systems Corp. (Provider of information
   technology systems) ....................................      334,000   21,626,500
Enron Corp. (Producer of natural gas and electricity) .....      377,800   26,068,200
Equity Residential Properties Trust (REIT) (Owner of
   apartment properties) ..................................      324,700   12,967,706
Exxon Mobil Corp. (International oil company) .............      194,300   14,633,219
Freeport McMoRan Copper & Gold, Inc. "B"* (U.S ............
   company mining copper, gold and silver in Indonesia) ...       69,100      950,125
Homestake Mining Co. (Major international gold producer) ..      751,600    4,885,400
International Business Machines Corp. (Manufacturer of
   computers and servicer of information processing units) .     175,180   17,868,360
Lockheed Martin Corp. (Manufacturer of aircraft, missiles
   and space equipment) ...................................      490,900    8,560,069
Motorola Inc. (Manufacturer of telecommunication
   products and semiconductors) ...........................      174,100   29,684,050
Newmont Mining Corp. (International gold exploration
   and mining company) ....................................      571,500   12,644,438
Nextel Communications Inc.* (Telecommunications
   company) ...............................................       69,300    9,446,456
Nextel Communications, Inc. "A"* (Telecommunications
   company) ...............................................       98,100   13,372,256
Northrop Grumman Corp.* (Manufacturer of aircraft, aircraft
   assemblies and electronic systems for military and
   commercial use) ........................................      255,900   11,627,456
Oracle Corp.* (Database management software) ..............      365,200   27,116,100
Parametric Technology Corp.* (Producer of mechanical
   design software) .......................................      529,400   16,047,438
Peco Energy Co. (Electric and gas utility) ................      416,900   15,555,581
Phillips Petroleum Co. (Petroleum exploration, production
   and refining) ..........................................      247,700    9,474,525

    The accompanying notes are an integral part of the financial statements.

                                                                      Shares       Value ($)
---------------------------------------------------------------------------------------------
Sabre Group Holdings, Inc. "A" (Travel reservation system
   provider) ................................................         247,800       9,942,975
Stillwater Mining Co.* (Mining company) .....................         647,050      24,021,731
Sun Microsystems, Inc.* (Manufacturer of high performance
   workstations, servers and software) ......................         260,700      24,831,675
USEC, Inc. (Provider of enriched uranium products
   and services) ............................................       1,978,200       7,047,338
USX-US Steel Group, Inc. (Integrated steel producer) ........         471,700      10,318,438
Unocal Corp. (Explorer and producer of oil and gas) .........         295,400       7,901,950
UnumProvident Corp. (Provider of group disability
   and special risk insurance) ..............................         566,100       7,571,588
                                                                                  ------------
                                                                                   457,075,413
                                                                                  ------------
----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,123,065,352)                                        1,410,321,268
----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,291,719,042) (a)                   1,578,007,438
----------------------------------------------------------------------------------------------

*    Non-income producing.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $1,299,774,144. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $278,233,294. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $421,855,363 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $143,622,069.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,419,000 (0.21% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 29, 2000 aggregated $5,260,000. These securities may also have certain restrictions as to resale.
(c)  Principal amount stated in U.S. dollars unless otherwise noted.
(d) Represents number of contracts. Each contract equals a nominal value of EUR 2,391.

Currency Abbreviation
---------------------------
EUR        Euro




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,291,719,042) ...............   $ 1,578,007,438
Cash ....................................................................             4,095
Foreign currency, at value (cost $260,110) ..............................           260,114
Receivable for investments sold .........................................         9,687,603
Dividends receivable ....................................................         2,099,697
Interest receivable .....................................................         1,498,908
Receivable for Fund shares sold .........................................        10,709,656
Foreign taxes recoverable ...............................................           651,259
Other assets ............................................................             5,432
                                                                            ---------------
Total assets ............................................................     1,602,924,202

Liabilities
-------------------------------------------------------------------------------------------
Payable for investments purchased .......................................         7,335,554
Payable for Fund shares redeemed ........................................         1,647,599
Unrealized depreciation on forward currency exchange contracts ..........           228,834
Accrued management fee ..................................................         1,245,848
Other accrued expenses and payables .....................................         1,223,537
                                                                            ---------------
Total liabilities .......................................................        11,681,372
Net assets, at value                                                        $ 1,591,242,830

Net Assets
-------------------------------------------------------------------------------------------
Net assets consists of:
Undistributed net investment income 2,319,250 Net unrealized appreciation
(depreciation) on:
  Investments ...........................................................       286,288,396
  Foreign currency related transactions .................................          (378,089)
Accumulated net realized gain (loss) ....................................       193,035,240
Paid-in capital .........................................................     1,109,978,033
Net assets, at value ....................................................   $ 1,591,242,830

Net Asset Value
-------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($1,591,242,830 /
   52,410,532 shares of capital stock outstanding, $.01 par value,          ---------------
   100,000,000 shares authorized) .......................................   $         30.36
                                                                            ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations for the six months ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $670,465) .............   $  11,786,125
Interest ..........................................................       2,323,474
                                                                      -------------
Total Income ......................................................      14,109,599
                                                                      -------------
Expenses:
Management fee ....................................................       7,397,173
Services to shareholders ..........................................       2,377,107
Custodian and accounting fees .....................................         510,491
Auditing ..........................................................          40,627
Legal .............................................................          32,151
Directors fees and expenses .......................................          23,686
Reports to shareholders ...........................................         118,108
Registration fees .................................................          12,432
Other .............................................................         210,070
                                                                      -------------
Total expenses ....................................................      10,721,845
Net investment income (loss) ......................................   $   3,387,754

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments .......................................................     214,626,532
Foreign currency related transactions (includes CPMF tax of $7,630)      (8,749,277)
                                                                      -------------
                                                                        205,877,255
                                                                      -------------
Net unrealized appreciation (depreciation) during the period on:
Investments .......................................................     (59,308,624)
Foreign currency related transactions .............................       7,440,821
                                                                      -------------
                                                                        (51,867,803)
------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                              154,009,452
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $ 157,397,206
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 Six Months
                                               Ended February    Two Months       Year Ended
                                                  29, 2000          Ended          June 30,
Increase (Decrease) in Net Assets               (Unaudited)    August 31, 1999       1999
-----------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..............   $    3,387,754   $    1,183,151   $   12,502,448
Net realized gain (loss) on
   investment transactions ................      205,877,255       40,116,804      177,875,882
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period .........     (51,867,803)     (42,965,272)     (90,016,200)
                                              ---------------- ---------------  ---------------
Net increase (decrease) in net
   assets resulting from
   operations .............................      157,397,206      (1,665,317)      100,362,130
                                              ---------------- ---------------  ---------------
Distributions to shareholders
   from:
Net investment income .....................      (9,504,077)               --     (27,785,964)
                                              ---------------- ---------------  ---------------
Net realized gains ........................    (190,452,234)               --    (132,754,958)
                                              ---------------- ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .................      399,363,180       80,900,406      713,598,163
Reinvestment of distributions .............      189,685,018               --      153,008,888
Cost of shares redeemed ...................    (507,763,341)    (137,216,950)    (962,137,062)
                                              ---------------- ---------------  ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions ...........................       81,284,857     (56,316,544)     (95,530,011)
                                              ---------------- ---------------  ---------------
Increase (decrease) in net assets .........       38,725,752     (57,981,861)    (155,708,803)
Net assets at beginning of period .........    1,552,517,078    1,610,498,939    1,766,207,742

Net assets at end of period
  (including undistributed net investment
  income of $2,319,250 and $8,435,573 for
  the period ended Feburary 2 9, 2000 and
  August 31, 1999, respectively and
  accumulated distributions in excess of
  net investment income of $3,209,389 for
  the year ended June 30, 1999) ...........   $1,591,242,830   $1,552,517,078   $1,610,498,939

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period .....................     49,687,211       51,461,588       54,499,264
                                   ---------------- ---------------  ---------------
Shares sold ......................     12,847,284        2,573,566       23,857,882
Shares issued to shareholders in
   reinvestment of distributions .      6,204,935               --        5,351,753
Shares redeemed ..................   (16,328,898)      (4,347,943)     (32,247,311)
                                   ---------------- ---------------  ---------------
Net increase (decrease) in Fund
   shares ........................      2,723,321      (1,774,377)      (3,037,676)
Shares outstanding at end of
   period ........................     52,410,532       49,687,211       51,461,588

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------
                      2000(b)  1999(c)   1999(d)  1998(d)   1997(d)  1996(d)  1995(d)
-------------------------------------------------------------------------------------
Net asset value,
beginning of period  $31.25   $31.30    $32.41   $33.67    $28.73    $25.64  $23.93
                     ----------------------------------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from
investment operations:
-------------------------------------------------------------------------------------
  Net investment
  income (loss)         .07(a)   .02(a)    .23(a)   .38(a)    .17(a)    .24     .25
-------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions         3.15     (.07)     1.82     3.82      6.58      3.94    1.91
                     ----------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from
  investment
  operations           3.22     (.05)     2.05     4.20      6.75      4.18    2.16
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment
  income               (.20)      --      (.55)    (.88)     (.28)     (.25)   (.11)
-------------------------------------------------------------------------------------
  Net realized gains
  on investment
  transactions        (3.91)      --     (2.61)   (4.58)    (1.53)     (.84)   (.34)
                     ----------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions (4.11)      --     (3.16)   (5.46)    (1.81)    (1.09)   (.45)
-------------------------------------------------------------------------------------
Net asset value, end
of period            $30.36   $31.25    $31.30   $32.41    $33.67    $28.73  $25.64
                     ----------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)      10.20**   (.16)**   7.18    14.93     24.91     16.65    9.11
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)   1,591    1,553     1,610    1,766     1,604     1,368   1,168
-------------------------------------------------------------------------------------
Ratio of expenses (%)  1.37*    1.36*     1.35     1.34      1.37      1.34    1.38
-------------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)              .43*     .44*      .79     1.19       .59       .84    1.03
-------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                 82*      29*       70       51        41        29      44
-------------------------------------------------------------------------------------

(a)  Per share amounts have been calculated using average shares outstanding.
(b)  For the six months ended February 29, 2000 (Unaudited).
(c) For the two months ended August 31, 1999. On June 7, 1999 the Fund changed its fiscal year end from June 30 to August 31.
(d)  Years ended June 30.
*    Annualized
**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------
A. Significant Accounting Policies


Scudder Global Fund (the "Fund") is a diversified series of Global/ International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999, the Fund changed its fiscal year end from June 30 to August 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended February 29, 2000 purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $519,589,666 and $652,033,563, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets and 0.85% on such net assets in excess of $1,500,000,000 computed and accrued daily and payable monthly. For the six months ended February 29, 2000, the fee pursuant to such Agreement amounted to $7,397,173, which was equivalent to an annual effective rate of 0.95% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SSC aggregated $1,076,765, of which $343,658 is unpaid at February 29, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by STC aggregated $579,324, all of which is paid at February 29, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SFAC aggregated $290,200, of which $46,666 is unpaid at February 29, 2000.

The Fund pays each Director not affiliated with the Adviser an annual retainer, divided equally among the series of the Corporation, plus specified amounts for attended board and committee meetings. For the six months ended February 29, 2000, Directors' fees and expenses aggregated $23,686.

D. Commitments

As of February 29, 2000, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $228,834.

                                                                          Net Unrealized
                                                                           Appreciation
                                                           Settlement     (Depreciation)
Contracts to Deliver:           In Exchange For               Date            (U.S.$)
----------------------------------------------------------------------------------------
Japanese Yen   14,356,161,705   U.S. Dollars  131,930,000   5/22/2000     (228,834)
                                                                          (228,834)

E. Line of Credit

The Fund and several Scudder funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Directors
--------------------------------------------------------------------------------

 William E. Holzer*
   o  President

 Sheryle J. Bolton
   o  Director; Chief Executive
      Officer, Scientific
      Learning Corporation

 William T. Burgin
   o  Director; General
      Partner, Bessemer Venture
      Partners

 Keith R. Fox
   o  Director; General
      Partner, The Exeter Group
      of Funds

 William H. Luers
   o  Director; Chairman and
      President, U.N.
      Association of America

 Kathryn L. Quirk*
   o  Director; Vice President
      and Assistant Secretary

 Joan E. Spero
   o  Director; President,
      Doris Duke Charitable
      Foundation

 Paul Bancroft III
   o  Honorary Director;
      Venture Capitalist and
      Consultant

 Thomas J. Devine
   o  Honorary Director;
      Consultant

 William H. Gleysteen, Jr.
   o  Honorary Director;
      Consultant; Guest
      Scholar, Brookings
      Institute

 Robert G. Stone, Jr.
   o  Honorary Director;
      Chairman Emeritus and
      Director, Kirby
      Corporation

 Jan C. Faller*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Gerald J. Moran*
   o  Vice President

 Robert C. Peck*
   o  Vice President

 M. Isabel Saltzman*
   o  Vice President

 John Millette*
   o  Vice President and
      Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary



 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.